VAN KAMPEN LIFE INVESTMENT TRUST - AGGRESSIVE GROWTH PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JANUARY 1, 2007 - JUNE 30, 2007

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 SECU      PURC   SIZE   OFFE    TOTAL    AMOUN   % OF     % OF  BROKE     PURCH
 RITY      HASE    OF    RING    AMOUN    T OF   OFFER     FUND   RS       ASED
 PURC       /     OFFE   PRIC    T OF     SHARE    ING      S              FROM
 HASE      TRAD   RING   E OF    OFFER      S    PURCH     TOTA
   D        E            SHAR     ING     PURCH   ASED      L
           DATE           ES              ASED     BY      ASSE
                                           BY     FUND      TS
                                          FUND
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                                                                 Goldm
                                                                  an,
                                                                 Sachs
                                                                   &
                                                                 Co.,
                                                                 Lehma
                                                                   n
                                                                 Broth
                                                                 ers,
                                                                 Banc
                                                                  of
                                                                 Ameri
                                                                  ca
                                                                 Secur
                                                                 ities
                                                                 LLC,
                                                                 Citig
                                                                 roup,
                                                                 Deuts
                                                                  che
                                                                 Bank
                                                                 Secur
 Fort               -    $18.    34,28                           ities     Lehma
 ress      02/0          50      6,000    5,500  0.016 %   0.23    ,         n
 Inve      8/07                                            04%   Bear,     Broth
 stme                                                            Stear      ers
  nt                                                             ns &
 Grou                                                             Co.
  p                                                              Inc.,
                                                                 Lazar
                                                                   d
                                                                 Capit
                                                                  al
                                                                 Marke
                                                                  ts,
                                                                 Merri
                                                                  ll
                                                                 Lynch
                                                                   &
                                                                 Co.,
                                                                 Morga
                                                                   n
                                                                 Stanl
                                                                  ey,
                                                                 Wells
                                                                 Fargo
                                                                 Secur
                                                                 ities
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                                                                 Merri
                                                                  ll
 Clea      03/0     -    $25.    24,00    4,000  0.017     0.23  Lynch     Merri
 rwir      7/07           00     0,000              %      73%     &        ll
  e                                                              Co.,      Lynch
 Corp                                                            Morga
                                                                   n
                                                                 Stanl
                                                                  ey,
                                                                 JPMor
                                                                 gan,
                                                                 Wacho
                                                                  via
                                                                 Secur
                                                                 ities
                                                                   ,
                                                                 Bear,
                                                                 Stear
                                                                 ns &
                                                                  Co.
                                                                 Inc.,
                                                                 Citig
                                                                 roup,
                                                                 Jeffe
                                                                 ries
                                                                   &
                                                                 Compa
                                                                  ny,
                                                                 Raymo
                                                                  nd
                                                                 James
                                                                   ,
                                                                 ThinE
                                                                 quity
                                                                 Partn
                                                                  ers
                                                                 LLC,
                                                                 Stife
                                                                   l
                                                                 Nicol
                                                                  aus
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                                                                 Bear,
                                                                 Stear
                                                                 ns &
 Metr      04/1     -    $23.    50,00    6,300  0.013     0.32   Co.      Bear
 oPCS      8/07           00     0,000              %      57%   Inc.,     Stear
 Comm                                                            Banc       ns
 unic                                                             of
 atio                                                            Ameri
  ns                                                              ca
 Inc.                                                            Secur
                                                                 ities
                                                                 LLC,
                                                                 Merri
                                                                  ll
                                                                 Lynch
                                                                   &
                                                                 Co.,
                                                                 Morga
                                                                   n
                                                                 Stanl
                                                                  ey,
                                                                  UBS
                                                                 Inves
                                                                 tment
                                                                 Bank,
                                                                 Thoma
                                                                   s
                                                                 Weise
                                                                   l
                                                                 Partn
                                                                  ers
                                                                 LLC,
                                                                 Wacho
                                                                  via
                                                                 Secur
                                                                 ities
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                                                                 Goldm
                                                                  an,
                                                                 Sachs
 Lime      06/0     -    $15.    16,00    6,100  0.019     0.23    &       Goldm
 ligh      7/07           00     0,000              %      62%   Co.,       an
  t                                                              Morga     Sachs
 Netw                                                              n
 orks                                                            Stanl
 Inc.                                                             ey,
                                                                 Jeffe
                                                                 ries
                                                                   &
                                                                 Compa
                                                                  ny,
                                                                 Piper
                                                                 Jaffr
                                                                  ay,
                                                                 Fried
                                                                  man
                                                                 Billi
                                                                  ngs
                                                                 Ramse
                                                                   y
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